THIS CERTIFICATE HAS BEEN COUNTERSIGNED & REGISTERED BY COMPUTERSHARE TRUST
                 COMPANY OF CANADA, SUCCESSOR AGENT. 01 10 00683

                INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA

                                        TRANSFER RESTRICTION
                                        LEGEND ON REVERSE

NUMBER            IDAHO CONSOLIDATED METALS CORP.                    SHARES
                                    CUSIP 450907 10 0

THIS CERTIFIES THAT ____________________________________________________________
is the registered holder of ____________________________________________________
FULLY PAID AND NON-ASSESABLE COMMON SHARES WITHOUT PAR VALUE in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

                                 DATED:

                                     COUNTERSIGNED AND REGISTERED
                                     MONTREAL TRUST COMPANY OF CANADA  VANCOUVER
                                     TRANSFER AGENT AND REGISTRAR


[Unreadable Signature]
President

Lori D. Cox
Secretary                          By: [Unreadable Signature]
                                       Authorized Officer

The shares represented by this Certificate are transferable at the offices of Montreal Trust Comapny of Canada, Vancuver, B.C.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES 1933 ACT, AS AMENDED, OR ANY APPPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THIS ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL. FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS ISSUER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE.
                         [_][_][_]-[_][_][_]-[_][_][_]

           __________________________________________________________
                         Name and address of transferee

           __________________________________________________________


           _____________________________________________________shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoint

           _____________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.

                DATED:

           __________________________      __________________________
            (Signature of Witness)         (Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, a trust company or a member of a recognized stock exchange.

Signature Guaranteed By: